UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2018

ARRIS INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-37672	98-1241619
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive Suwanee, Georgia		30024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 473-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2018, ARRIS International plc (the “Company”) issued a press release regarding preliminary and unaudited financial results for the quarter and nine months ended September 30, 2018. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosures.

On November 8, 2018, CommScope Holding Company, Inc. (“CommScope”) and the Company issued a joint press release announcing that they had entered into the Bid Conduct Agreement and related transactions. In addition, the Company will be holding a conference call at 8:30 a.m. EST on November 8, 2018 to discuss the transaction. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

To the extent required, the information included in Item 2.02 and Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated November 8, 2018
99.2	Joint Press Release, dated November 8, 2018

Caution Regarding Forward Looking Statements

This Current Report or any other oral or written statements made by CommScope or ARRIS, or on either company’s behalf, may include forward-looking statements that reflect the current views of CommScope and/or ARRIS (collectively, “us,” “we,” or “our”) with respect to future events and financial performance, including the proposed acquisition by CommScope of ARRIS. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of our management , as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These statements are subject to various risks and uncertainties, many of which are outside of our control, including, without limitation: dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with sales through channel partners; changes to the regulatory environment in which our customers operate; product quality or performance issues and associated warranty claims; the ability to maintain effective management information systems and to implement major systems initiatives successfully; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; our ability to integrate and fully realize anticipated benefits from prior or future acquisitions or equity investments; potential difficulties in realigning global manufacturing capacity and capabilities among global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; substantial indebtedness and maintaining compliance with debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under defined benefit employee benefit plans may require plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; the impact of the U.K. invoking Article 50 of the Lisbon Treaty to leave the European Union; changes in the laws and policies in the United States affecting trade, including recently enacted tariffs on imports from China, as well as the risks and uncertainties related to other potential tariffs or a potential global trade war that may impact our products; costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These risks and uncertainties may be magnified by CommScope’s acquisition of ARRIS, and such statements are also subject to the risks and uncertainties related to ARRIS’ business.

Such forward-looking statements are subject to additional risks and uncertainties related to CommScope’s proposed acquisition of ARRIS, many of which are outside of our control, including, without limitation: failure to obtain applicable regulatory approvals in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed acquisition; the risk that CommScope will not successfully integrate ARRIS or that CommScope will not realize estimated cost savings, synergies, growth or other anticipated benefits, or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integration; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; failure to manage potential conflicts of interest between or among customers; integration of information technology systems; conditions in the credit markets that could impact the costs associated with financing the acquisition; the possibility that competing offers will be made; and other factors beyond our control.

These and other factors are discussed in greater detail in the reports filed by CommScope and ARRIS with the U.S. Securities and Exchange Commission, including CommScope’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018 and ARRIS’ Quarterly Report on Form 10-Q for the period ended June 30, 2018. Although the information contained in this Current Report represents our best judgment as of the date hereof based on information currently available and reasonable assumptions, neither CommScope nor ARRIS can give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. Neither CommScope nor ARRIS are undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

Non-GAAP Financial Measures

CommScope and ARRIS’ management believe that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, CommScope and ARRIS’ non-GAAP measures may not be comparable to other similarly titled measures of other companies. In addition, CommScope and ARRIS’ management believe that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period. GAAP to non-GAAP reconciliations for historical periods are included in the reports CommScope and ARRIS file with the U.S. Securities and Exchange Commission.

Important Additional Information Regarding the Transaction and Where to Find It

In connection with the proposed transaction, ARRIS will prepare a proxy statement to be filed with the Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of ARRIS. INVESTORS AND STOCKHOLDERS OF ARRIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING ARRIS’ PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Those documents, if and when filed, as well as ARRIS’ other public filings with the SEC may be obtained without charge at the SEC’s web site, http://www.sec.gov, or at ARRIS’ website at http://ir.arris.com. ARRIS’ stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to ARRIS Investor Relations, 3871 Lakefield Drive, Suwanee, GA 30024 or at http://ir.arris.com.

Participants in the Solicitation

ARRIS and its directors and certain of its executive officers, and CommScope and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from ARRIS’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of ARRIS is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 23, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Information about the directors and executive officers of CommScope is set forth in the proxy statement for CommScope’s 2018 annual meeting of stockholders, which was filed with the SEC on March 20, 2018. Additional information regarding potential participants in the solicitation of proxies from ARRIS’ stockholders and a description of their direct and indirect interests, by security holdings or otherwise, will be included in ARRIS’ proxy statement when it is filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS INTERNATIONAL PLC

By:	/s/ Patrick W. Macken
Patrick W. Macken
Senior Vice President, General Counsel, and Secretary

Date: November 8, 2018